UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Monroe Capital Corporation

(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE REGARDING YOUR INVESTMENT

MONROE CAPITAL CORPORATION

311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606

June 10, 2019

Dear Stockholder:

Monroe Capital Corporation recently sent to you proxy material regarding the upcoming Annual Meeting of Stockholders. Your important proxy voting instructions are needed on proposals affecting Monroe Capital. The Annual Meeting is scheduled to be held on Wednesday, June 19, 2019 at 311 South Wacker Drive, 2nd Floor – The Van Buren Boardroom, Chicago, Illinois 60606 at 4:00 p.m. Eastern Time.

monroe capital’s records indicate that you have NOT YET voteD. please take a moment now to cast your IMPORTANT vote so that your shares may be represented at the ANNUAL Meeting.

Detailed information about the Annual Meeting and the proposals can be found in the proxy statement. To simplify matters we have included an additional copy of your proxy card(s) for your convenience. Should you have any questions about the proposals, or about how to vote, please call 1-800-441-2738.

Thank you in advance for your attention to this important matter.

Sincerely,

Theodore L. Koenig

Chairman & Chief Executive Officer

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Shareholder Services

June 7, 2019

Dear Stockholder:

We have tried unsuccessfully to contact you regarding the upcoming Annual Meeting of Stockholders to vote on very important matters pertaining to your investment in Monroe Capital Corporation. These matters relate to important operating initiatives for the Corporation which require your response.

It is very important that we speak to you regarding these matters. The call will only take a few moments of your time and there is no confidential information required.

Please contact Monroe Capital Corporation at 1-800-441-2738 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below. Please contact us before June 19, 2019.

Thank you in advance for your assistance.

Sincerely,

Theodore L. Koenig

Chairman & Chief Executive Officer

Monroe Capital Corporation

REFERENCE NUMBER: 123456789

MONROE CAPITAL CORPORATION

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606